As filed with the Securities and Exchange Commission on October 3, 2000
Securities Act File No. 333-44238 Investment Company Act File No. 811-02857

SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] [ ]	Pre-Effective Amendment No. 1 Post-Effective Amendment No. (Check appropriate box or boxes)

Merrill Lynch Corporate Bond Fund, Inc. (Exact Name of Registrant as Specified in its Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
Merrill Lynch Corporate Bond Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Richard Horowitz, Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, NY 10166	Frank P. Bruno, Esq. BROWN & WOOD LLP One World Trade Center New York, NY 10048-0557	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS 800 Scudders Mill Road Plainsboro, NJ 08536

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE QUALITY BOND PORTFOLIO OF THE ASSET PROGRAM, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 14, 2000

TO THE STOCKHOLDERS OF THE ASSET PROGRAM, INC. HOLDING SHARES OF THE QUALITY BOND PORTFOLIO:

 NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of the Quality Bond Portfolio (“Quality Bond”) of The Asset Program, Inc. (“Asset Program”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on November 14, 2000 at 10:00 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) providing for the acquisition of substantially all of the assets of Quality Bond by the Investment Grade Portfolio (“Investment Grade”) of Merrill Lynch Corporate Bond Fund, Inc. (“Corporate Bond”), and the assumption of substantially all of the liabilities of Quality Bond by Investment Grade, in exchange solely for an equal aggregate value of newly-issued shares of Investment Grade. The Agreement and Plan of Reorganization also provides for distribution of such shares of Investment Grade to stockholders of Quality Bond. A vote in favor of this proposal will constitute a vote in favor of the termination of Quality Bond as a series of Asset Program.

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Asset Program has fixed the close of business on September 26, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Quality Bond entitled to vote at the Meeting will be available and open to the examination by any stockholder of Quality Bond for any purpose germane to the Meeting during ordinary business hours from and after October 31, 2000 at the offices of Asset Program, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Asset Program.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholders Communications Corporation, at 1-877-643-1304.

By Order of the Board of Directors, ALLAN J. OSTER Secretary

Plainsboro, New Jersey Dated: October 3, 2000

THE QUALITY BOND PORTFOLIO OF THE ASSET PROGRAM, INC. MERRILL LYNCH CORPORATE BOND FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

SPECIAL MEETING OF STOCKHOLDERS OF THE ASSET PROGRAM, INC. HOLDING SHARES OF THE QUALITY BOND PORTFOLIO

November 14, 2000

This Proxy Statement and Prospectus is being sent to you because you are a stockholder of the Quality Bond Portfolio (“Quality Bond”) of The Asset Program, Inc. (“Asset Program”), a Maryland corporation. Asset Program has called a Special Meeting of Quality Bond stockholders to consider the proposal to approve an Agreement and Plan of Reorganization between Asset Program and Merrill Lynch Corporate Bond Fund, Inc. (“Corporate Bond”), a Maryland corporation, discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of Asset Program is requesting Quality Bond stockholders to submit a proxy to be used at the Special Meeting to vote the shares held by the stockholder submitting the proxy.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby the Investment Grade Portfolio (“Investment Grade”) of Corporate Bond will acquire substantially all of the assets and assume substantially all of the liabilities of Quality Bond in exchange for shares of Investment Grade, which will then be distributed to the stockholders of Quality Bond. This transaction is referred to in this Proxy Statement and Prospectus as the “Reorganization.” After the completion of these transactions, Quality Bond will be terminated as a series of Asset Program.

 The Board of Directors has fixed the close of business on September 26, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Quality Bond had outstanding 1,365,754 shares of common stock, par value $.10 per share. To the knowledge of Quality Bond, as of the Record Date, no person is the owner of more than five percent of the outstanding shares of Quality Bond common stock.

The current prospectus of Corporate Bond, relating to Investment Grade, dated December 27, 1999 (the “Corporate Bond Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Corporate Bond as of September 30, 1999 and the Semi-Annual Report to Stockholders of Corporate Bond as of March 31, 2000 also accompany this Proxy Statement and Prospectus.
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is October 3, 2000

This Proxy Statement and Prospectus sets forth concisely the information about Corporate Bond and Investment Grade that a stockholder of Quality Bond should know before considering this Reorganization transaction and should be retained for future reference. Asset Program has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

 A statement of additional information relating to this reorganization transaction (the “Statement of Additional Information”) is on file with the Commission. It is available from Corporate Bond without charge, upon oral request by calling 1-800-456-4587, ext. 123 or by writing Corporate Bond at its principal executive offices. The Statement of Additional Information is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding Corporate Bond and Asset Program.

The address of the principal executive offices of both Asset Program and Corporate Bond is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.


3

INTRODUCTION

 This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Asset Program for use at a special meeting of stockholders of Quality Bond, a series of Asset Program (the “Meeting”) to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on November 14, 2000 at 10:00 a.m., Eastern time. The mailing address for Asset Program is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is October 6, 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Asset Program at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Corporate Bond and Asset Program (the “Agreement and Plan”). Corporate Bond and Asset Program are each incorporated as Maryland corporations.

Stockholders of Quality Bond will be entitled to receive the same class of shares of Investment Grade (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as they held in Quality Bond immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges (“CDSCs”)), if any, shall apply to Corresponding Shares as applied to shares of Quality Bond immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Investment Grade to be issued to the stockholders of Quality Bond will equal the aggregate net asset value of the outstanding shares of Quality Bond as set forth in the Agreement and Plan. Quality Bond and Investment Grade sometimes are referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

Approval of the Agreement and Plan will require the affirmative vote of Quality Bond stockholders representing a majority of the outstanding shares entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Special Meeting.”

The Board of Directors of Asset Program knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Corporate Bond under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of Investment Grade to Quality Bond pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Quality Bond by Investment Grade in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares to the stockholders of Quality Bond; and (ii) the subsequent termination of Quality Bond as a series of Asset Program in accordance with the laws of the State of Maryland.

The Reorganization

At a meeting of the Board of Directors of Asset Program held on July 12, 2000, the Board of Directors approved a proposal that Investment Grade acquire substantially all of the assets and assume substantially all of the liabilities of Quality Bond in exchange solely for an equal aggregate value of newly issued shares of Investment Grade to be distributed to the stockholders of Quality Bond in exchange for their shares of Quality Bond.

Based upon their evaluation of all relevant information, the Directors of Asset Program have determined that the Reorganization will benefit the stockholders of Quality Bond. Specifically, the Directors considered that after the Reorganization, Quality Bond stockholders will remain invested in an open-end fund with a substantially larger combined net asset value. As part of a much larger fund, Quality Bond stockholders are likely to benefit

4

from reduced overall operating expenses per share on a pro forma basis. See “Summary — Pro Forma Fee Tables” and “The Reorganization — Potential Benefits to Stockholders as a Result of the Reorganization.”

The Board of Directors of Asset Program, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), has determined that the Reorganization is in the best interests of Quality Bond and that the interests of existing Quality Bond stockholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a stockholder of Quality Bond or a stockholder of Investment Grade would hold a smaller percentage of ownership in the Combined Fund than he or she held in Quality Bond or Investment Grade prior to the Reorganization.

The Reorganization is contingent upon receipt of the approval of the vote of a majority of the shares of Quality Bond outstanding on the Record Date and entitled to be cast at the Meeting.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Asset Program, on behalf of Quality Bond, and Corporate Bond, on behalf of Investment Grade, have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Quality Bond, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Asset Program and the Board of Directors of Corporate Bond; (ii) by the Board of Directors of Asset Program if any condition to Asset Program’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Corporate Bond if any condition to Corporate Bond’s obligations has not been fulfilled or waived by such Board.

Pro Forma Fee Tables

The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

Fee Table for Class A and Class B Stockholders of Quality Bond, Investment Grade and the Pro Forma Combined Fund as of March 31, 2000 (unaudited)

	Class A Shares						Class B Shares(b)
	Actual						Actual
	Quality Bond		Investment Grade		Pro Forma Combined Fund		Quality Bond		Investment Grade		Pro Forma Combined Fund

Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.0%	(c)	4.0%	(c)	4.0%	(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.0%	(c)	4.0%	(c)	4.0%	(c)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.50%	(e)	0.41%	(f)	0.41%	(f)	0.50%	(e)	0.41%	(f)	0.41%	(f)
Distribution and/or Service (12b-1) Fees(g)	None		None		None		0.75%		0.75%		0.75%
Other Expenses (including transfer agent fees)(h)	1.51%		0.23%		0.23%		1.51%		0.23%		0.23%

Total Annual Fund Operating Expenses	2.01%	(e)	0.64%		0.64%		2.76%	(e)	1.39%		1.39%

*	See footnotes on page 6.

5

Fee Table for Class C and Class D Stockholders of Quality Bond, Investment Grade and the Pro Forma Combined Fund as of March 31, 2000 (unaudited)

	Class C Shares						Class D Shares
	Actual						Actual
	Quality Bond		Investment Grade		Pro Forma Combined Fund		Quality Bond		Investment Grade		Pro Forma Combined Fund
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None		None		None		4.0%	(c)	4.0%	(c)	4.0%	(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.0%	(c)	1.0%	(c)	1.0%	(c)	None	(d)	None	(d)	None	(d)
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.50%	(e)	0.41%	(f)	0.41%	(f)	0.50%	(e)	0.41%	(f)	0.41%	(f)
Distribution and/or Service (12b-1 Fees)(g)	0.80%		0.80%		0.80%		0.25%		0.25%		0.25%
Other Expenses (including transfer agent fees)(h)	1.51%		0.23%		0.23%		1.51%		0.23%		0.23%

Total Annual Fund Operating Expenses	2.81%	(e)	1.44%		1.44%		2.26%	(e)	0.89%		0.89%

(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares automatically convert to Class D shares about ten years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	An investor may pay a deferred sales charge if such investor purchases $1 million or more and redeems within one year.
(e)	For the year ended January 31, 2000, MLIM voluntarily waived all of the investment advisory fees ($88,746), and reimbursed certain of the additional expenses ($237,046). As of March 31, 2000, giving effect to the fee waiver and expense reimbursement, the Total Annual Fund Operating Expenses were 0.00% (Class A), 0.75% (Class B), 0.80% (Class C) and 0.25% (Class D). The fee waiver and expense reimbursement may be discontinued or reduced by MLIM at any time without notice.
(f)	Corporate Bond pays, and the Combined Fund will pay, Fund Asset Management, L.P. (“FAM”), its investment adviser, fees at annual rates that decrease as the total assets of Corporate Bond’s three portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each portfolio, with the reduced rates applicable to portions of the assets of each portfolio to the extent that the aggregate of the average daily net assets of the three combined portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). These annual fee rates range from 0.50% to 0.35% for Investment Grade. For the fiscal year ended September 30, 1999, FAM received a fee equal to 0.36% of the aggregate of the average daily net assets of Investment Grade.
(g)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If an investor holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(h)	The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended September 30, 1999, Investment Grade paid the Transfer Agent fees totaling $2,708,703; for the fiscal year ended January 31, 2000, Quality Bond paid the Transfer Agent fees totaling $96,358. FAM and MLIM provide accounting services to the Funds they advise at cost. For the fiscal year ended September 30, 1999, Investment Grade reimbursed FAM $133,078 for these services; for the fiscal year ended January 31, 2000, Quality Bond reimbursed MLIM $19,455 for these services.

6

The foregoing Pro Forma Fee Tables is intended to assist investors in understanding the costs and expenses that a Quality Bond stockholder and an Investment Grade stockholder will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

EXAMPLES:

These examples assume that a stockholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the stockholder pays the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate that a stockholder will receive a 5% annual rate of return. A stockholder’s annual return may be more or less than the 5% used in these examples. Although a stockholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Quality Bond	$596	$1,005	$1,440	$2,644
Investment Grade	463	597	742	1,166
Combined Fund*	463	597	742	1,166

Class B

Quality Bond	$679	$1,056	$1,459	$3,090
Investment Grade	542	640	761	1,669
Combined Fund*	542	640	761	1,669

Class C

Quality Bond	$384	$871	$1,484	$3,138
Investment Grade	247	456	787	1,724
Combined Fund*	247	456	787	1,724

Class D

Quality Bond	$620	$1,078	$1,562	$2,891
Investment Grade	487	672	873	1,452
Combined Fund*	487	672	873	1,452

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Quality Bond	$596	$1,005	$1,440	$2,644
Investment Grade	463	597	742	1,166
Combined Fund*	463	597	742	1,166

Class B

Quality Bond	$279	$856	$1,459	$3,090
Investment Grade	142	440	761	1,669
Combined Fund*	142	440	761	1,669

Class C

Quality Bond	$284	$871	$1,484	$3,138
Investment Grade	147	456	787	1,724
Combined Fund*	147	456	787	1,724

Class D

Quality Bond	$620	$1,078	$1,562	$2,891
Investment Grade	487	672	873	1,452
Combined Fund*	487	672	873	1,452

*	Assuming the Reorganization took place on March 31, 2000.

7

     The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds — Management,”
“Purchase of Shares” and " — Redemption of Shares.”

Asset Program	Asset Program was incorporated under the laws of the State of Maryland on May 12, 1994 and Asset Program and Quality Bond commenced operations on February 1, 1995. Asset Program is a diversified, open-end management investment company.

As of March 31, 2000, Quality Bond had net assets of approximately $14.6 million.

Corporate Bond	Corporate Bond was incorporated under the laws of the State of Maryland on August 7, 1978 and commenced operations on November 10, 1978. Investment Grade commenced operations on October 31, 1980. Corporate Bond is a diversified, open-end management investment company.

As of March 31, 2000, Investment Grade had net assets of approximately $1.2 billion.

Comparison of the Funds	Investment Objectives. The investment objectives of Investment Grade and Quality Bond are similar. Investment Grade’s investment objectives are to seek a high level of current income and secondarily, capital appreciation. The investment objectives of Quality Bond are to seek a high level of current income as is consistent with its investment policies and prudent management and secondarily, capital appreciation when consistent with its primary objective.

Management Policies. The management policies of Investment Grade and Quality Bond are similar. Under normal circumstances, each Fund invests at least 90% of its assets in fixed income securities, including convertible debt securities and preferred stock. Each Fund invests at least 65% of its assets in corporate bonds. Each Fund invests primarily in fixed income securities of any maturity rated within the three highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)or in unrated securities of equivalent credit quality as determined by portfolio management. Investment Grade may invest up to 35% of its assets in securities that are unrated or rated below A by both Moody’s and S&P. Neither Fund may invest in junk bonds, although each Fund may continue to hold a security that has been downgraded below investment grade after being purchased. Investment Grade may invest up to 25% of its assets in foreign securities, including sovereign debt securities which are issued or guaranteed by foreign investment entities. Quality Bond may not invest in foreign securities. Each Fund may invest in mortgage-backed securities and derivatives,

8

such as options and futures, and may engage in securities lending. Investment Grade also may invest in asset-backed securities. See “Risk Factors and Special Considerations.”

Portfolio Management. Merrill Lynch Investment Managers, L.P. (“MLIM”) serves as the investment adviser to Quality Bond, and Fund Asset Management, L.P. (“FAM”) serves as the investment adviser to Investment Grade. Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser to Investment Grade. Christopher G. Ayoub has served as portfolio manager of Investment Grade since 1998 and of Quality Bond since 1995. Mr. Ayoub will serve as portfolio manager of the Combined Fund following the Reorganization.

MLIM was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. MLIM and its affiliates, including FAM, had approximately $591 billion in investment company and other portfolio assets under management as of August, 2000. This amount includes assets managed for Merrill Lynch affiliates.

Advisory Fees. Pursuant to an investment advisory agreement between Corporate Bond, on behalf of Investment Grade, and FAM, Investment Grade pays FAM a monthly fee equal to a percentage (ranging from 0.50% to 0.35%) of the average daily net assets of Investment Grade. The applicable percentage is reduced to the extent the aggregate average daily net assets of the three portfolios of Corporate Bond exceed breakpoints at $250 million, $500 million and $750 million. As of March 31, 2000, the advisory fee rate would have been 0.41% of the average daily net assets of Investment Grade. Pursuant to an investment advisory agreement between Asset Program, on behalf of Quality Bond, and MLIM, Quality Bond pays MLIM a monthly fee at the annual rate of 0.50% of the average daily net assets of Quality Bond. For the fiscal year ended January 31, 2000, MLIM voluntarily waived payment of the entire investment advisory fee with respect to Quality Bond and reimbursed certain other expenses. With respect to Quality Bond, MLIM may reduce or discontinue the fee waiver or expense reimbursement at any time without notice. After the Reorganization, the advisory fee paid by the Combined Fund would be at Investment Grade’s rate. If the Combined Fund maintains its current asset level, the advisory fee paid by the Combined Fund will be lower than the advisory fee payable by Quality Bond.

Class Structure. Investment Grade offers four classes of shares under the Merrill Lynch Select PricingSM System. Quality Bond no longer offers its shares for sale to the

9

public. The Class A, Class B, Class C and Class D shares issued by Investment Grade are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Quality Bond, except that they represent ownership interests in a different investment portfolio. See “Comparison of the Funds — Purchase of Shares,” "—Redemption of Shares” and “Additional Information — Stockholder Services.”

Overall Expense Ratio. The table below shows the operating expense ratio for each class of shares as of March 31, 2000 for Quality Bond, Investment Grade and the Combined Fund on a pro forma basis (including class specific distribution and account maintenance fees).
	Operating Expense Ratio
	Quality Bond
	With Fee Waiver	Without Fee Waiver	Investment Grade	Combined Fund
Class A	0.00%	2.01%	0.64%	0.64%
Class B	0.75%	2.76%	1.39%	1.39%
Class C	0.80%	2.81%	1.44%	1.44%
Class D	0.25%	2.26%	0.89%	0.89%

With respect to Quality Bond, MLIM currently waives payment of the advisory fee and reimburses Quality Bond for certain expenses.

It is not anticipated that MLIM will continue waiving its fee and reimbursing expenses indefinitely with respect to Quality Bond. Without this fee waiver, the expense ratio of each class of shares of the Combined Fund would be much lower than that of the respective class of shares of Quality Bond. MLIM believes that this difference is attributable to the lower investment advisory fee payable by Investment Grade as a result of the investment advisory fee breakpoints at higher asset levels as well as the fact that certain fixed costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by stockholders of Quality Bond.

Purchase of Shares. Shares of Investment Grade are offered continuously for sale to the public. Shares of Quality Bond are no longer offered for sale to the public. See “Comparison of the Funds — Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Investment Grade are substantially the same as the redemption procedures for shares of Quality Bond. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Investment Grade acquired by Quality Bond stockholders in the Reorganization, the holding period of Quality Bond shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the Corresponding Shares of Investment Grade acquired in the Reorganization. See “Comparison of the Funds — Redemption of Shares.”

10

Dividends. Dividends on shares of Investment Grade are reinvested monthly in additional full and fractional shares of Investment Grade at net asset value unless the stockholder elects to receive such dividends in cash. Because shares of Quality Bond are no longer offered for sale to the public, dividends on shares of Quality Bond are paid in cash.

Investment Grade distributes any net investment income monthly and distributes any net realized capital gains to its stockholders at least annually. Quality Bond distributes at least annually any net investment income and any net realized capital gains. See “Comparison of the Funds — Dividends.”

Net Asset Value. Both Quality Bond and Investment Grade determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See “Comparison of the Funds — Additional Information — Capital Stock.”

Other Significant Considerations. Stockholder services available to Quality Bond stockholders are substantially the same as those available to Investment Grade stockholders, see “Comparison of the Funds — Additional Information — Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of Investment Grade. Because shares of Quality Bond are no longer offered for sale to the public, Quality Bond no longer offers a dividend reinvestment plan to its stockholders. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan” and “Comparison of the Funds — Additional Information — Stockholder Services.”

Tax Considerations	Asset Program, on behalf of Quality Bond, and Corporate Bond, on behalf of Investment Grade, jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Quality Bond nor Investment Grade will recognize gain or loss on the transaction, and Quality Bond stockholders will not recognize gain or loss on the exchange of their shares of Quality Bond for Corresponding Shares of Investment Grade. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Corporate Bond as a regulated investment company. See “The Reorganization — Tax Consequences of the Reorganization.”

11

RISK FACTORS AND SPECIAL CONSIDERATIONS

 Many of the investment risks associated with an investment in Investment Grade are substantially similar to those associated with an investment in Quality Bond. Such risks include interest rate risk, prepayment risk and credit risk, as well as the risks associated with mortgage-backed securities, indexed and inverse floating rate securities and when-issued and delayed delivery securities and forward commitments. Investment risks associated with investing in Investment Grade that are not associated with investing in Quality Bond include the risks of investing in foreign securities and in sovereign debt. The risk factors to which an investment in Investment Grade is subject are set forth below.

Market and Selection Risk. Market risk is the risk that the bond markets in one or more countries in which Investment Grade invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the markets or other funds with similar investment objectives and investment strategies.

Credit Risk. Credit risk is the risk that the issuer of debt securities will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the term of the obligation.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks associated with certain types of securities in which Investment Grade may invest include:

Illiquid Securities. Investment Grade may invest up to 15% of its assets in illiquid securities. If Investment Grade buys illiquid securities it may be unable to resell them or may be able to sell them only at a price below current value.

Foreign Securities. Since Investment Grade may invest in foreign securities, Investment Grade offers the potential for more diversification than funds, like Quality Bond, that invest only in the United States. This is because securities traded on foreign markets often (though not always) have performed differently than securities in the United States. However, foreign investments involve special risks not present in U.S. investments that can increase the chances that Investment Grade will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair Investment Grade’s ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect Investment Grade’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.
•	Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for Investment Grade to buy and sell securities on those markets.
•	Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that Investment Grade’s assets may be uninvested and not earning returns. Investment Grade may miss investment opportunities or be unable to dispose of a security because of these delays.

12

Sovereign Debt. Investment Grade may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

European Economic and Monetary Union (EMU). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which Investment Grade invests, Investment Grade could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

 Securities Lending. Investment Grade may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, Investment Grade may lose money and there may be a delay in recovering the loaned securities. Investment Grade could also lose money if it does not recover the loaned securities and the value of the collateral falls. These events could trigger adverse tax consequences to Investment Grade.

Borrowing and Leverage. Investment Grade may borrow for temporary emergency purposes, including meeting redemptions. Borrowing may exaggerate changes in the net asset value of Investment Grade’s shares and its yield. Borrowing will cost Investment Grade interest expenses and other fees. The cost of borrowing may reduce Investment Grade’s return. Certain securities that Investment Grade buys may create leverage, including for example when issued and delayed delivery securities, forward commitments, options, warrants and repurchase agreements.

Derivatives. Investment Grade may use derivatives. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index (such as the Standard & Poor’s 500 Index). Derivatives allow Investment Grade to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Investment Grade may use futures, forwards and options and indexed securities. Derivatives are volatile and involve significant risks, including:

•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to Investment Grade.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


13

COMPARISON OF THE FUNDS

Financial Highlights

 Investment Grade. The Financial Highlights table is intended to help you understand Investment Grade’s financial performance for the periods shown. Certain information reflects financial results for a single Investment Grade share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Investment Grade shares (assuming reinvestment of all dividends). The financial information in the table below, except for the six-month period ended March 31, 2000, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Corporate Bond by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

	Investment Grade
	Class A
	For the Six Months Ended March 31,	For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996	1995
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.88	$ 11.78	$ 11.40	$ 11.16	$ 11.51	$ 10.77

Investment income — net	.36	.70	.73	.76	.76	.80
Realized and unrealized gain (loss) on investments — net	(.24)	(.90)	.38	.24	(.35)	.74

Total from investment operations	.12	(.20)	1.11	1.00	.41	1.54

Less dividends from investment income — net	(.36)	(.70)	(.73)	(.76)	(.76)	(.80)

Net asset value, end of period	$ 10.64	$ 10.88	$ 11.78	$ 11.40	$ 11.16	$ 11.51

Total Investment Return:**
Based on net asset value per share	1.18%#	(1.70)%	10.05%	9.22%	3.60%	14.93%

Ratios to Average Net Assets:
Expenses	.59%*	.57%	.58%	.57%	.56%	.58%

Investment income — net	6.71%*	6.22%	6.32%	6.73%	6.64%	7.30%

Supplemental Data:
Net assets, end of period (in thousands)	$500,988	$535,188	$600,655	$519,708	$608,901	$472,388

Portfolio turnover	56.09%	79.06%	149.41%	113.46%	88.53%	108.07%

	Investment Grade
	Class B
	For the Six Months Ended March 31, 2000	For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:		1999	1998	1997	1996	1995
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.88	$ 11.78	$ 11.40	$ 11.16	$ 11.51	$ 10.77

Investment income — net	.32	.61	.64	.67	.67	.72
Realized and unrealized gain (loss) on investments — net	(.24)	(.90)	.38	.24	(.35)	.74

Total from investment operations	.08	(.29)	1.02	.91	.32	1.46

Less dividends from investment income — net	(.32)	(.61)	(.64)	(.67)	(.67)	(.72)

Net asset value, end of period	$ 10.64	$ 10.88	$ 11.78	$ 11.40	$ 11.16	$ 11.51

Total Investment Return:**
Based on net asset value per share	.79%#	(2.45)%	9.21%	8.39%	2.81%	14.04%

Ratios to Average Net Assets:
Expenses	1.35%*	1.33%	1.34%	1.34%	1.32%	1.35%

Investment income — net	5.94%*	5.46%	5.56%	5.96%	5.88%	6.52%

Supplemental Data:
Net assets, end of period (in thousands)	$515,285	$636,115	$685,345	$577,989	$724,089	$631,517

Portfolio turnover	56.09%	79.06%	149.41%	113.46%	88.53%	108.07%


*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.

14

Investment Grade-Financial Highlights (concluded)

	Investment Grade
	Class C
	For the Six Months Ended March 31, 2000	For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:		1999	1998	1997	1996	1995†
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.88	$ 11.79	$ 11.40	$ 11.17	$ 11.51	$ 10.67

Investment income — net	.32	.61	.63	.67	.66	.67
Realized and unrealized gain (loss) on investments — net	(.24)	(.91)	.39	.23	(.34)	.84

Total from investment operations	.08	(.30)	1.02	.90	.32	1.51

Less dividends from investment income — net	(.32)	(.61)	(.63)	(.67)	(.66)	(.67)

Net asset value, end of period	$ 10.64	$ 10.88	$ 11.79	$ 11.40	$ 11.17	$ 11.51

Total Investment Return:**
Based on net asset value per share	.76%#	(2.58)%	9.25%	8.23%	2.85%	14.60	%#

Ratios to Average Net Assets:
Expenses	1.41%*	1.38%	1.40%	1.39%	1.38%	1.40	%*

Investment income — net	5.89%*	5.41%	5.50%	5.91%	5.83%	6.27	%*

Supplemental Data:
Net assets, end of period (in thousands)	$61,129	$79,581	$77,464	$49,918	$64,931	$25,778

Portfolio turnover	56.09%	79.06%	149.41%	113.46%	88.53%	108.07%

	Investment Grade
	Class D
Increase (Decrease) in Net Asset Value:	For the Six Months Ended March 31, 2000	For the Year Ended September 30,
		1999	1998	1997	1996	1995†
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.88	$ 11.79	$ 11.41	$ 11.17	$ 11.51	$ 10.67

Investment income — net	.35	.67	.70	.73	.73	.73
Realized and unrealized gain (loss) on investments — net	(.24)	(.91)	.38	.24	(.34)	.84

Total from investment operations	.11	(.24)	1.08	.97	.39	1.57

Less dividends from investment income — net	(.35)	(.67)	(.70)	(.73)	(.73)	(.73)

Net asset value, end of period	$ 10.64	$ 10.88	$ 11.79	$ 11.41	$ 11.17	$ 11.51

Total Investment Return:**
Based on net asset value per share	1.05%#	(2.03)%	9.77%	8.95%	3.43%	15.22	%#

Ratios to Average Net Assets:
Expenses	.84%*	.82%	.82%	.82%	.81%	.83	%*

Investment income — net	6.46%*	5.98%	6.07%	6.47%	6.40%	6.91	%*

Supplemental Data:
Net assets, end of period (in thousands)	$137,501	$135,401	$123,202	$77,398	$63,822	$25,153

Portfolio turnover	56.09%	79.06%	149.41%	113.46%	88.53%	108.07%


*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Class C shares and Class D shares commenced operations on October 21, 1994.

15

 Quality Bond. The Financial Highlights table is intended to help you understand Quality Bond’s financial performance for the periods shown. Certain information reflects financial results for a single Quality Bond share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Quality Bond shares (assuming reinvestment of all dividends). The financial information in the table below, except for the six-month period ended July 31, 2000, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Asset Program by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

	Quality Bond
	Class A
	For the Six Months Ended July 31, 2000		For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:			2000	1999	1998	1997	1996†
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.19		$ 10.21	$ 10.10	$ 9.79	$10.27	$10.00

Investment income — net	.33		.68	.66	.69	.68	.62
Realized and unrealized gain (loss) on investments — net	.01		(1.02)	.18	.31	(.44)	.27

Total from investment operations	.34		(.34)	.84	1.00	.24	.89

Less dividends and distributions:
Investment income — net	(.33)		(.68)	(.66)	(.69)	(.68)	(.62)
Realized gain on investments — net	—		—	(.07)	—	(.04)	—

Total dividends and distributions	(.33)		(.68)	(.73)	(.69)	(.72)	(.62)

Net asset value, end of period	$ 9.20		$ 9.19	$ 10.21	$ 10.10	$ 9.79	$10.27

Total Investment Return:*
Based on net asset value per share	3.86	%#	(3.39)%	8.57%	10.59%	2.51%	9.26%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	.00	%**	.00%	.00%	.00%	.00%	.00%

Expenses	1.95	%**	1.77%	2.00%	2.62%	3.23%	2.60%

Investment income — net	7.41	%**	7.12%	6.56%	7.01%	6.85%	6.22%

Supplemental Data:
Net assets, end of period (in thousands)	$ 61		$ 83	$ 84	$ 1,214	$2,254	$2,196

Portfolio turnover	48.25%		137.15%	123.80%	114.61%	91.10%	86.68%

	Quality Bond
	Class B
	For the Six Months Ended July 31,		For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:	2000		2000	1999	1998	1997	1996†
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.20		$ 10.21	$ 10.09	$ 9.79	$10.27	$10.00

Investment income — net	.30		.60	.58	.60	.59	.54
Realized and unrealized gain (loss) on investments — net	—	††	(1.01)	.19	.30	(.44)	.27

Total from investment operations	.30		(.41)	.77	.90	.15	.81

Less dividends and distributions:
Investment income — net	(.30)		(.60)	(.58)	(.60)	(.59)	(.54)
Realized gain on investments — net	—		—	(.07)	—	(.04)	—

Total dividends and distributions	(.30)		(.60)	(.65)	(.60)	(.63)	(.54)

Net asset value, end of period	$ 9.20		$ 9.20	$ 10.21	$10.09	$ 9.79	$10.27

Total Investment Return:*
Based on net asset value per share	3.37	%#	(4.01)%	7.88%	9.55%	1.62%	8.35%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	.75	%**	.75%	.75%	.75%	.78%	.79%

Expenses	2.78	%**	2.58%	2.71%	3.51%	4.08%	3.31%

Investment income — net	6.66	%**	6.31%	5.74%	6.14%	6.00%	5.52%

Supplemental Data:
Net assets, end of period (in thousands)	$9,026		$10,579	$11,874	$6,095	$4,824	$3,049

Portfolio turnover	48.25%		137.15%	123.80%	114.61%	91.10%	86.68%

*	Total investment returns exclude the effects of sales charges.
**	Annualized.
#	Aggregate total investment return.
†	The Fund commenced operations on February 1, 1995.
††	Amount is less than $.01 per share.

16

Quality Bond-Financial Highlights (concluded)

	Quality Bond
	Class C
	For the Six Months Ended July 31		For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:	2000		2000	1999	1998	1997	1996†
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.20		$10.21	$10.09	$ 9.79	$10.27	$10.00

Investment income — net	.29		.60	.58	.60	.58	.53
Realized and unrealized gain (loss) on
investments — net	—	††	(1.01)	.19	.30	(.44)	.27

Total from investment operations	.29		(.41)	.77	.90	.14	.80

Less dividends and distributions:
Investment income — net	(.29)		(.60)	(.58)	(.60)	(.58)	(.53)
Realized gain on investments — net	—		—	(.07)	—	(.04)	—

Total dividends and distributions	(.29)		(.60)	(.65)	(.60)	(.62)	(.53)

Net asset value, end of period	$ 9.20		$ 9.20	$10.21	$10.09	$ 9.79	$10.27

Total Investment Return:*
Based on net asset value per share	3.34	%#	(4.06)%	7.83%	9.46%	1.55%	8.27%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	.80	%**	.80%	.80%	.80%	.85%	.87%

Expenses	2.91	%**	2.70%	2.82%	3.60%	4.15%	3.44%

Investment income — net	6.61	%**	6.26%	5.69%	6.05%	5.93%	5.46%

Supplemental Data:
Net assets, end of period (in thousands)	$3,534		$4,160	$4,587	$2,814	$1,885	$1,123

Portfolio turnover	48.25%		137.15%	123.80%	114.61%	91.10%	86.68%

	Quality Bond
	Class D
	For the Six Months Ended July 31,		For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:	2000		2000	1999	1998	1997	1996†
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.20		$10.21	$10.09	$ 9.79	$10.27	$10.00

Investment income — net	.32		.65	.63	.66	.65	.60
Realized and unrealized gain (loss) on investments — net	—	††	(1.01)	.19	.30	(.44)	.27

Total from investment operations	.32		(.36)	.82	.96	.21	.87

Less dividends and distributions:
Investment income — net	(.32)		(.65)	(.63)	(.66)	(.65)	(.60)
Realized gain on investments — net	—		—	(.07)	—	(.04)	—

Total dividends and distributions	(.32)		(.65)	(.70)	(.66)	(.69)	(.60)

Net asset value, end of period	$ 9.20		$ 9.20	$10.21	$ 10.09	$ 9.79	$10.27

Total Investment Return:*
Based on net asset value per share	3.62	%#	(3.53)%	8.41%	10.21%	2.25%	8.99%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	.25	%**	.25%	.25%	.25%	.16%	.19%

Expenses	2.20	%**	1.97%	2.08%	2.90%	3.47%	2.70%

Investment income — net	7.16	%**	6.77%	6.21%	6.75%	6.62%	6.11%

Supplemental Data:
Net assets, end of period (in thousands)	$ 491		$ 590	$1,583	$ 609	$ 452	$ 221

Portfolio turnover	48.25%		137.15%	123.80%	114.61%	91.10%	86.68%


*	Total investment returns exclude the effects of sales charges; results would be lower if sales charges were included.
**	Annualized.
#	Aggregate total investment return.
†	The Fund commenced operations on February 1, 1995.
††	Amount is less than $.01 per share.

17

Information About Corporate Bond

The Prospectus, Annual Report and Semi-Annual Report of Corporate Bond have been delivered with this Prospectus and Proxy statement and are incorporated herein by reference. Information about Investment Grade’s investment objective and policies can be found under the heading “Details About the Fund — How the Fund Invests” in the Corporate Bond Prospectus. For information regarding Management’s Discussion of Fund Performance of Investment Grade, please see the Annual Report that accompanies this Prospectus and Proxy Statement.

Information About Asset Program

Information about Quality Bond is incorporated herein by reference from the current prospectus of Asset Program. The Asset Program Prospectus, dated May 30, 2000, is available upon request (without charge) by calling Asset Program at (609) 282-2800 or by writing Asset Program at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Investment Restrictions

Other than as noted below, Investment Grade and Quality Bond have substantially similar investment restrictions. As a non-fundamental restriction, Investment Grade may borrow up to 5% of its total assets taken at market value, while Quality Bond may borrow up to 10% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. See “Investment Restrictions” in the Corporate Bond Statement of Additional Information.

Management

Directors. The Board of Directors of Corporate Bond consists of nine individuals, seven of whom are not “interested persons” as defined in the Investment Company Act. The Board of Directors of Asset Program consists of seven individuals, five of whom are not “interested persons” as defined by the Investment Company Act. Two individuals are both Directors of Corporate Bond and Directors of Asset Program and are “interested persons” of each Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies by the Investment Company Act.

Information about the Directors and officers of Corporate Bond, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Name, Age and Address	Position(s) Held	Principal Occupation(s) During the Past Five Years
Terry K. Glenn (60)	President and Director(1)(2)

Executive Vice President of MLIM and FAM (which
terms as used herein include their corporate
predecessors) since 1983; President of FAM
Distributors, Inc. (“FAMD”) since 1986 and Director
thereof since 1991; Executive Vice President and
Director of Princeton Services, Inc. (“Princeton
Services”) since 1993; President of Princeton
Administrators, L.P. since 1988.

Ronald W. Forbes (60) 1400 Washington Avenue Albany, New York 12222	Director(2)	Professor of Finance, School of Business, State University of New York at Albany since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Cynthia A. Montgomery (48) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	Director(2)

Professor, Harvard Business School since 1989;
Associate Professor, J.L. Kellogg Graduate School of
Management, Northwestern University from 1985
to1989; Assistant Professor, Graduate School of
Business Administration, The University of Michigan
from 1979 to 1985; Director, UNUMProvident
Corporation since 1990 and Director of
NewellRubbermaid since 1995.

18

Name, Age and Address	Position(s) Held	Principal Occupation(s) During the Past Five Years
Charles C. Reilly (69) 9 Hampton Harbor Road Hampton Bays, New York 11946	Director(2)

Self-employed financial consultant since 1990;
President and Chief Investment Officer of Verus Capital,
Inc. from 1979 to 1990; Senior Vice President of
Arnhold and S. Bleichroeder, Inc. from 1973 to 1990;
Adjunct Professor, Columbia University Graduate
School of Business from 1990 to 1991; Adjunct
Professor, Wharton School, The University of
Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Kevin A. Ryan (67) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	Director(2)

Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University, and Ohio State University.

Roscoe S. Suddarth (65) 1761 N. Street, N.W. Washington, D.C. 20036	Director(2)

President, Middle East Institute, since 1995; Foreign
Service Officer, United States Foreign Service, from 1961
to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

Richard R. West (62) Box 604 Genoa, Nevada 89411	Director(2)

Professor of Finance since 1984, Dean from 1984 to
1993, and currently Dean Emeritus of New York,
University, Leonard N. Stern School of Business
Administration; Director of Bowne & Co., Inc.
(financial printers), Vornado Realty Trust, Inc., Vornado
Operating Company (real estate holding company) and
Alexander’s Inc. (real estate company).

Arthur Zeikel (68) 300 Woodland Avenue Westfield, New Jersey 07090	Director(1)(2)

Chairman of MLIM and FAM from 1997 to 1999 and
President thereof from 1977 to 1997; Chairman of
Princeton Services from 1997 to 1999, Director thereof
from 1993 to 1999 and President thereof from 1993 to
1997; Executive Vice President of Merrill Lynch & Co.,
Inc. (“ML&Co.”) from 1990 to 1999.

Edward D. Zinbarg (65) 5 Hardwell Road Short Hills, NJ 07078-2117	Director(2)

Self-employed Financial Consultant since 1994;
Executive Vice President of The Prudential Insurance
Company of America from 1988 to 1994; Former
Director of Prudential Reinsurance Company and
former Trustee of the Prudential Foundation.

Joseph T. Monagle, Jr. (51)	Senior Vice President(1)(2)	Senior Vice President of FAM and MLIM since 1990; Department Head of the Global Fixed Income Division of FAM and MLIM since 1997; Senior Vice President of Princeton Services since 1993.

Vincent T. Lathbury, III (59)	Senior Vice President and Portfolio Manager(1)(2)	First Vice President of MLIM since 1997; Vice President of MLIM from 1982 to 1997; Portfolio Manager of FAM and MLIM since 1982.

Christopher G. Ayoub (45)	Senior Vice President and Portfolio Manager(1)(2)	Managing Director of MLIM since 1997; Vice President of MLIM from 1985 to 1997; Assistant Vice President from 1984 to 1985.

19

Name, Age and Address	Position(s) Held	Principal Occupation(s) During the Past Five Years
Donald C. Burke (40)	Vice President and Treasurer(1)(2)

Senior Vice President and Treasurer of MLIM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990; Vice President of FAMD since 1999.

Phillip S. Gillespie (36)	Secretary(1)(2)	Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.

Management and Advisory Arrangements. FAM serves as the investment adviser for Corporate Bond and MLIM serves as the investment adviser for Asset Program pursuant to separate investment advisory agreements that, except for the different advisory fee rates and certain minor differences, are identical.

Pursuant to an investment advisory agreement between Corporate Bond, on behalf of Investment Grade, and FAM, Investment Grade pays FAM a monthly fee equal to a percentage (ranging from 0.50% to 0.35%) of the average daily net assets of Investment Grade. As of March 31, 2000, the advisory fee rate would have been 0.41% of the average daily net assets of Investment Grade. Pursuant to an investment advisory agreement between Asset Program, on behalf of Quality Bond, and MLIM, Quality Bond pays MLIM a monthly fee at the annual rate of 0.50% of the average daily net assets of Quality Bond. For the fiscal year ended January 31, 2000, MLIM voluntarily waived payment of the entire investment advisory fee with respect to Quality Bond and reimbursed certain other expenses. With respect to Quality Bond, MLIM may reduce or discontinue the fee waiver or expense reimbursement at any time without notice. After the Reorganization, the advisory fee paid by the Combined Fund would be at Investment Grade’s rate. See “Summary — Pro Forma Fee Tables.”

MLAM U.K. acts as sub-adviser to Investment Grade. Pursuant to a sub-advisory agreement between FAM and MLAM U.K., with respect to Investment Grade, FAM pays MLAM U.K. a fee for providing investment advisory services to FAM, with respect to Investment Grade, in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount FAM actually receives for providing services to Corporate Bond pursuant to Investment Grade’s investment advisory agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

The class structure for shares of Quality Bond is substantially the same as that of Investment Grade. Although shares of Quality Bond are no longer offered for sale to the public, the purchase and distribution procedures in effect prior to the cessation of the public offering were substantially similar to those of Investment Grade. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see “Your Account — Merrill Lynch Select PricingSM System”, " — Participation in Merrill Lynch Fee-Based Programs” and " — How to Buy, Sell, Transfer and Exchange Shares” in the Corporate Bond Prospectus.

Redemption of Shares

The procedure for redeeming shares of Investment Grade is substantially the same as the procedure for redeeming shares of Quality Bond. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Investment Grade acquired by Quality Bond stockholders in the Reorganization, the holding period of Quality Bond shares outstanding on the date the Reorganization takes place will be tacked onto

20

the holding period of the Corresponding Shares of Investment Grade acquired in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,”—“How to Buy, Sell, Transfer and Exchange Shares” and "— Participation in Merrill Lynch Fee Based Programs” in the Corporate Bond Prospectus.

Performance

General. The following tables provide performance information for each class of shares of Quality Bond and Investment Grade, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

Investment Grade Average Annual Total Return*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)
One Year Ended 3/31/00	(4.36)%	(0.38)%	(4.87)%	(1.14)%	(2.12)%	(1.19)%	(4.60)%	(0.63)%
Five Years Ended 3/31/00	5.36%	6.22%	5.41%	5.41%	5.35%	5.35%	5.10%	5.96%
Ten Years Ended 3/31/00	7.06%	7.50%	6.68%	6.68%	—	—	—	—
Inception *** to 3/31/00	—	—	—	—	5.92%	5.92%	5.73%	6.53%

*	The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.
**	Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum CDSC on Class B shares is 4.0%, and is reduced to 0.0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
***	Class C and Class D shares commenced operations on October 21, 1994.

Quality Bond Average Annual Total Return*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)
One Year Ended 3/31/00	(3.74)%	0.27%	(4.30)%	(0.58)%	(1.56)%	(0.63)%	(3.98)%	0.02%
Five Years Ended 3/31/00	4.75%	5.61%	4.80%	4.80%	4.73%	4.73%	4.53%	5.39%
Inception *** to 3/31/00	4.80%	5.64%	4.79%	4.79%	4.72%	4.72%	4.55%	5.38%

*	The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.
**	Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 4.00%. The maximum CDSC on Class B shares is 4.0%, and is reduced to 0.0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
***	Inception date of Class A, Class B, Class C and Class D shares is February 1, 1995.

Stockholder Rights

 Stockholders of Investment Grade are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Investment Grade does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Investment Grade to be issued to Quality Bond stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Corporate Bond Prospectus. Each share of Investment Grade common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Stockholders of Quality Bond have voting rights substantially identical to those described above.

21

Dividends

The current policy of Quality Bond with respect to dividends is substantially similar to the policy of Investment Grade. It is each Fund’s intention to distribute all of its net investment income, if any. Quality Bond distributes dividends from such net investment income at least annually, whereas Investment Grade distributes dividends monthly and reinvests dividends monthly unless the stockholder elects to receive such dividends in cash. If in any fiscal year Quality Bond or Investment Grade has net income from certain foreign currency transactions, such income will be distributed at least annually. Following the Reorganization, the Combined Fund will distribute dividends monthly and reinvest dividends monthly unless the stockholder elects to receive such dividends in cash.

Automatic Dividend Reinvestment Plan

Investment Grade offers its stockholders an Automatic Dividend Reinvestment Plan (the “Plan”). Pursuant to the Plan, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of Investment Grade unless a stockholder has elected to receive such dividends in cash. Because shares of Quality Bond are no longer offered for sale to the public, Quality Bond no longer offers the Plan to its stockholders. For further information about the Plan, see “Shareholder Services — Automatic Reinvestment of Dividends and Capital Gains Distributions Plan” in the Corporate Bond Statement of Additional Information.

After the Reorganization, a Quality Bond stockholder who, prior to the discontinuance of Quality Bond’s Plan, has elected to receive dividends in cash will continue to receive dividends in cash; all other Quality Bond stockholders will have their dividends automatically reinvested in additional shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder’s election with respect to the dividends of Investment Grade will control unless the stockholder specifically elects a different option at that time.

Tax Information

The tax consequences associated with an investment in shares of Quality Bond are substantially identical to the tax consequences associated with an investment in shares of Investment Grade. See “Your Account — Dividends and Taxes” in the Corporate Bond Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Quality Bond and Investment Grade. For a discussion of these procedures, see “Portfolio Transactions” in the Corporate Bond Statement of Additional Information.

Investment Grade may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

Generally, neither Quality Bond nor Investment Grade purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLIM or FAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Quality Bond for its fiscal years ended January 31, 1999 and 2000 were 123.80% and 137.15%, respectively. The portfolio turnover rates for Investment Grade for its fiscal years ended September 30, 1998 and 1999 were 149.41% and 79.06%, respectively. A high portfolio turnover involves certain tax consequences, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

22

Additional Information

Net Asset Value. Both Investment Grade and Quality Bond determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Investment Grade offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. For a description of these services, see “Shareholder Services” in the Corporate Bond Statement of Additional Information.

Custodian. State Street Bank and Trust Company acts as custodian (the “Custodian”) of the cash and securities of Corporate Bond. The principal business address of the Custodian is One Heritage Drive, North Quincy, MA 02171. The Bank of New York acts as custodian of Asset Program. It is presently anticipated that State Street Bank and Trust Company will serve as the custodian of the Combined Fund.

Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLIM and FAM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. For the fiscal year ended September 30, 1999, Investment Grade paid the Transfer Agent fees totaling $2,708,703; for the fiscal year ended January 31, 2000, Quality Bond paid the Transfer Agent fees totaling $96,358.

Capital Stock. Asset Program is authorized to issue 200,000,000 shares of common stock, par value $.10 per share, of which 25,000,000 have been designated to Quality Bond as follows: 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights. Corporate Bond is authorized to issue 3,650,000,000 shares of common stock, par value $.10 per share, of which 700,000,000 have been designated to Investment Grade as follows: Class A and Class B each consist of 250,000,000 shares, and Class C and Class D each consist of 100,000,000 shares; each outstanding share is fully paid and non-assessable and has full voting rights. Both Investment Grade and Quality Bond offer four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by Investment Grade are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Quality Bond, with the exception that they represent ownership interests in a different investment portfolio.

Stockholder Inquiries. Stockholder inquiries with respect to Quality Bond and Investment Grade may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Investment Grade will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Quality Bond, in exchange solely for an equal aggregate value of shares to be issued by Investment Grade. Upon receipt by Quality Bond of such shares, Quality Bond will distribute the Corresponding Shares to its shareholders, as described below.

Generally, the assets transferred by Quality Bond to Investment Grade will equal all investments of Quality Bond held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Quality Bond as of such time.

Quality Bond will distribute the Corresponding Shares of Investment Grade received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Quality Bond. The Corresponding Shares of Investment Grade received by Quality Bond stockholders will be of the same class and have the same aggregate net asset value as each such stockholder’s interest in Quality Bond as of the Valuation Time. (See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Investment Grade in the names of all stockholders of Quality Bond, including stockholders holding Quality Bond

23

shares in certificate form, and transferring to each stockholder’s account the Corresponding Shares of Investment Grade representing such stockholder’s interest previously credited to the account of Quality Bond. Stockholders holding Quality Bond shares in certificate form may receive certificates representing the Corresponding Shares of Investment Grade credited to their account in respect of such Quality Bond shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the Corresponding Shares of Investment Grade will be issued at net asset value and the shares of Quality Bond will be valued at net asset value for the purposes of the exchange by the stockholders of Quality Bond of such shares for the Corresponding Shares, the holders of shares of Quality Bond will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Quality Bond or Investment Grade would hold a smaller percentage of ownership in the Combined Fund than he or she did in Quality Bond or Investment Grade prior to the Reorganization.

Procedure

On July 12, 2000, the Board of Directors of Asset Program, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Quality Bond stockholders for approval. The Board of Directors of Corporate Bond, including all of the Directors who are not interested persons, also approved the Agreement and Plan on August 3, 2000.

If the stockholders of Quality Bond approve the Reorganization at the Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the first calendar quarter of 2001.

The Board of Directors of Asset Program recommends that Quality Bond stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The assets of Investment Grade and Quality Bond will be valued on the business day prior to the date on which the Reorganization will take place (the “Exchange Date”). The assets in Investment Grade and in Quality Bond will be valued according to the procedures set forth under “Pricing of Shares” in Corporate Bond’s current Statement of Additional Information. Redemption requests with respect to Quality Bond shares which have not settled as of the Valuation Time will be treated as liabilities of Quality Bond for purposes of the Reorganization. These procedures are generally the same as those used by Asset Program to value the assets of Quality Bond.

Distribution of Shares of Investment Grade. On the Exchange Date, Investment Grade will issue to Quality Bond a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Quality Bond as of the Valuation Time. Each holder of Quality Bond shares will receive in exchange for his or her proportionate interest in Quality Bond. Corresponding Shares of Investment Grade of the same class and having the same aggregate net asset value as the Quality Bond shares held by such stockholder as of the Valuation Time.

 Expenses. Each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business. The expenses of the Reorganization that are directly attributable to Quality Bond and the conduct of its business will be deducted from the assets of Quality Bond as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to Investment Grade include the costs of printing sufficient copies of its Prospectus, and its most recent Annual Report and Semi-Annual Report to accompany this Proxy Statement and Prospectus. The expenses of the Reorganization, including costs related to the preparation of the Agreement and Plan, costs of preparing and filing the ruling request with the Internal Revenue Service, other filing fees, legal fees, Transfer Agent fees and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to Quality Bond are currently estimated to be $102,200. FAM has agreed to bear the expenses of the Reorganization attributable to Investment Grade, which expenses are currently estimated to be $75,100.

24

Required Approvals. Under Asset Program’s Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Quality Bond stockholders representing a majority of the total number of votes entitled to be cast thereon.

Termination of Quality Bond. Following the transfer of the assets and liabilities of Quality Bond to Investment Grade and the distribution of shares of Investment Grade to Quality Bond stockholders, Asset Program will take action to terminate Quality Bond as a series of Asset Program under Maryland Law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Asset Program and Corporate Bond pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Quality Bond stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Asset Program and Corporate Bond being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Quality Bond stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Board of Directors of Asset Program and the Board of Directors of Corporate Bond; (ii) by the Board of Directors of Asset Program if any condition to Asset Program’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Corporate Bond if any condition to Corporate Bond’s obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

 In approving the Reorganizaton, the Board of each Fund determined that the stockholders of each Fund are likely to benefit from the Reorganization. Following the Reorganization, (i) Investment Grade stockholders will remain invested in a diversified, open-end fund with no changes to its investment objectives and management arrangements and (ii) Quality Bond stockholders will remain invested in a diversified, open-end fund that has investment objectives that are similar to those of Quality Bond.

With respect to Quality Bond, MLIM currently waives payment of the advisory fee and reimburses Quality Bond for certain expenses. It is not anticipated that MLIM will continue waiving its fee and reimbursing expenses indefinitely with respect to Quality Bond. Without this fee waiver, the expense ratio of each class of shares of the Combined Fund would be much lower than that of the respective class of shares of Quality Bond. MLIM believes that this difference is attributable to the lower investment advisory fee payable by Investment Grade as a result of the investment advisory fee breakpoints at higher asset levels as well as the fact that certain fixed costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a substantially larger asset base, thereby lowering the expense ratio borne by stockholders of Quality Bond. See “Summary — Pro Forma Fee Tables.”

The table below shows the operating expense ratio for each class of shares as of March 31, 2000 for Quality Bond, Investment Grade and the Combined Fund on a pro forma basis (including class specific distribution and account maintenance fees).

	Operating Expense Ratio
	Quality Bond
	With Fee Waiver	Without Fee Waiver	Investment Grade	Combined Fund
Class A	0.00%	2.01%	0.64%	0.64%
Class B	0.75%	2.76%	1.39%	1.39%
Class C	0.80%	2.81%	1.44%	1.44%
Class D	0.25%	2.26%	0.89%	0.89%

25

The following table sets forth (i) the net assets of Investment Grade as of its last five fiscal year ends and as of March 31, 2000 and (ii) the net assets of Quality Bond as of its last five fiscal year ends and as of March 31, 2000.

Investment Grade	Net Assets	Quality Bond	Net Assets
As of March 31, 2000	$1,214,902,570	As of March 31, 2000	$14,589,866
As of September 30, 1999	$1,386,285,260	As of January 31, 2000	$15,412,199
As of September 30, 1998	$1,486,665,608	As of January 31, 1999	$18,128,474
As of September 30, 1997	$1,225,013,426	As of January 31, 1998	$10,732,207
As of September 30, 1996	$1,461,742,885	As of January 31, 1997	$ 9,415,142
As of September 30, 1995	$1,154,836,142	As of January 31, 1996	$ 6,588,573

 Based on the foregoing, the Board of Directors of Asset Program concluded that the Reorganization is in the best interests of the stockholders of Quality Bond because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of Asset Program and the Board of Directors of Corporate Bond determined that the interests of existing stockholders of Quality Bond and Investment Grade would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

 Summary. As discussed below, the Reorganization is structured to insure that neither Quality Bond, Investment Grade nor the stockholders of Quality Bond will recognize a gain or loss on the transaction. In addition, the basis of the Investment Grade shares received by Quality Bond stockholders will be the same as such holders’ basis in the Quality Bond shares exchanged.

Quality Bond has significant net operating losses, and other losses. Generally, Investment Grade will be able to use these losses to offset future income. However, the Code may apply some restrictions as to the timing and use of these losses which could reduce the benefit of these attributes to Investment Grade.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(c) of the Code. Quality Bond and Investment Grade have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Investment Grade intends to continue to so qualify after the Reorganization. Asset Program, on behalf of Quality Bond, and Corporate Bond, on behalf of Investment Grade, have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Quality Bond to Investment Grade in exchange solely for shares of Investment Grade as provided in this Agreement will constitute a reorganization, and Quality Bond and Investment Grade will each be deemed to be a “party” to the Reorganization; (ii) no gain or loss will be recognized to Quality Bond as a result of the asset transfer solely in exchange for Investment Grade shares or on the distribution of the Investment Grade stock to Quality Bond stockholders; (iii) no gain or loss will be recognized to Investment Grade on the receipt of assets of Quality Bond in exchange for Investment Grade shares; (iv) no gain or loss will be recognized to the stockholders of Quality Bond on the receipt of Corresponding Shares of Investment Grade in exchange for their shares of Quality Bond; (v) the tax basis of the Quality Bond assets in the hands of Investment Grade will be the same as the tax basis of such assets in the hands of Quality Bond immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the Corresponding Shares of Investment Grade received by the stockholders of Quality Bond in the Reorganization will be equal to the tax basis of the shares of Quality Bond surrendered in exchange; (vii) a stockholder’s holding period for the Corresponding Shares of Investment Grade will be determined by including the period for which such stockholder held the shares of Quality Bond exchanged therefor, provided, that such Quality Bond shares were held as a capital asset; (viii) Investment Grade’s holding period with respect to the Quality Bond assets transferred will include the period for which such assets were held by Quality Bond; and (ix) the taxable year of Quality Bond will end on the effective date of the Reorganization, and Investment Grade will succeed to and take into account certain tax attributes of Quality Bond, such as earnings and profits, capital loss carryovers and method of accounting.

The Code contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(c) of the Code, which could reduce the benefit of these attributes to Investment Grade.

26

Investment Grade and Quality Bond have significant net realized capital losses. After the Reorganization, Quality Bond stockholders may benefit from the ability of Investment Grade to offset these capital losses against its realized capital gains, if any, subject to certain limitations. As a result of the Reorganization, however, the benefit of offsetting these capital losses may be diluted for stockholders.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Both Quality Bond and Investment Grade have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Investment Grade intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of shares of Investment Grade to Quality Bond stockholders, Asset Program will terminate Quality Bond as a series of Asset Program.

Capitalization

The following table sets forth as of March 31, 2000: (i) the capitalization of Quality Bond; (ii) the capitalization of Investment Grade; and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of Investment Grade, Quality Bond and Combined Fund as of March 31, 2000

	Investment Grade
	Class A	Class B	Class C	Class D
Total Net Assets:	$500,987,455	$515,284,784	$61,129,094	$137,501,237
Shares Outstanding:	47,096,385	48,439,446	5,744,330	12,918,552
Net Asset Value Per Share:	$ 10.64	$ 10.64	$ 10.64	$ 10.64

	Quality Bond
	Class A	Class B	Class C	Class D
Total Net Assets:	$ 75,562	$9,929,263	$3,990,279	$594,762
Shares Outstanding:	8,151	1,070,702	430,285	64,139
Net Asset Value Per Share:	$ 9.27	$ 9.27	$ 9.27	$ 9.27

	Combined Fund*
	Class A	Class B	Class C	Class D
Total Net Assets:	$501,063,017	$525,214,047	$65,119,373	$138,095,999
Shares Outstanding:	47,092,389	49,362,222	6,120,242	12,978,947
Net Asset Value Per Share:	$ 10.64	$ 10.64	$ 10.64	$ 10.64

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Quality Bond that would have been transferred to Investment Grade had the Reorganization been consummated on March 31, 2000. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Investment Grade the Quality Bond stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Investment Grade that actually will be received by Quality Bond stockholders on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

 The Meeting will be held on November 14, 2000, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Asset Program. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

27

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

 Only holders of record of shares of Quality Bond at the close of business on September 26, 2000 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 1,365,754 shares of common stock of Quality Bond issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Asset Program and Corporate Bond

To the knowledge of Quality Bond, no person or entity owned beneficially or of record 5% or more of any class of shares of Quality Bond outstanding on the Record Date, with the exception of:

Class A
MLPF&S CUST FPO Lawrence Hara IRRA FBO Lawrence Hara 34 Sunset Hill Road Brookfield, CT 06804	47.94%

MLPF&S CUST FPO German Lugo IRRA FBO German Lugo 510 E 146th Street #5G Bronx, NY 10455	23.26%

MLPF&S CUST FPO Martha Loewenthal SEP FBO Martha Loewenthal 5032 Morse Ave Skokie, IL 60077	8.48%
Class D
MLPF&S CUST FPO Richard E. Glaze IRA FBO Richard E. Glaze 1001 W 4th Street Winston Salem, NC 27101	10.20%

James F. Caldwell TTEE U/A DTD 01/02/1992 By: James F. Caldwell 7375 Fairmont Drive Foley, AL 36535	6.51%

M & M Metals Intl Inc. Profit Sharing Plan U/A 01/01/93 840 Dellway Street Cincinnati, OH 45229	5.21%

At the Record Date, the Directors and officers of Asset Program as a group (16 persons) owned an aggregate of approximately 1% of the outstanding shares of Quality Bond and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

28

 To the knowledge of Investment Grade, no person or entity owned beneficially or of record 5% or more of any class of shares of Investment Grade outstanding on the Record Date, with the exception of:

Class A
Merrill Lynch Trust Company Trustee FBO MLSIP Investment Account Attn: East Region P.O. Box 30532 New Brunswick, NJ 08989	8.75%

At the Record Date, the Directors and officers of Corporate Bond as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of Investment Grade and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Quality Bond is entitled to one vote. With respect to Quality Bond, approval of the Agreement and Plan by Quality Bond requires the affirmative vote of the stockholders of Quality Bond representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

Under Maryland law, stockholders of a registered open-end investment company such as Asset Program are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meetings. However, any stockholder of Quality Bond may redeem his or her shares prior to the Reorganization.

A quorum for purposes of the Meeting of Quality Bond consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders is not present or if a quorum is present but sufficient votes in favor the Agreement and Plan are not received from the stockholders of Quality Bond, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Quality Bond present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Quality Bond stockholders.

ADDITIONAL INFORMATION

     The expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting will be borne by Quality Bond. See “The Reorganization — Terms of the Agreement and Plan — Expenses.”

Quality Bond will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Quality Bond and will reimburse certain persons that Quality Bond may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Quality Bond.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Asset Program, on behalf of Quality Bond. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Quality Bond has retained, at its expense, Shareholder Communications Corporation with offices at 17 State Street, New York, New York 10004, 1-877-643-1304 to aid in the solicitation of proxies from holders of shares held in nominee or “street” name at a cost of approximately $5,000 plus out-of-pocket expenses estimated to be $4,500.

Broker-dealer firms, including Merrill Lynch, holding shares of Quality Bond in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and

29

therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Asset Program and Corporate Bond, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Asset Program and Corporate Bond both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Asset Program and Corporate Bond can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of materials, other materials incorporated herein by reference and other information regarding the funds also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Asset Program or Corporate Bond is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Asset Program by Brown & Wood LLP, One World Trade Center, New York, New York 10048 and for Corporate Bond by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Brown & Wood LLP, 1666 K Street, N.W., Washington, D.C. 20006-1208.

EXPERTS

 The financial highlights of Quality Bond and Investment Grade included in this Proxy Statement and Prospectus, except for the financial highlights for the six month period ended July 31, 2000 for Quality Bond and six month period ended March 31, 2000 for Investment Grade, have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Quality Bond must be received by Asset Program in a reasonable time before Asset Program begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Asset Program’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors, ALLAN J. OSTER Secretary, The Asset Program, Inc.

30

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 29th day of September, 2000, by and between Merrill Lynch Corporate Bond Fund, Inc., a Maryland corporation (“Corporate Bond”), and The Asset Program, Inc., a Maryland corporation (“Asset Program” and, together with Corporate Bond, the “Corporations”).

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Investment Grade Portfolio (“Investment Grade”), a series of Corporate Bond, of substantially all of the assets, and the assumption of substantially all of the liabilities, of Quality Bond Portfolio (“Quality Bond” and, together with Investment Grade, the “Portfolios”), a series of Asset Program, in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Investment Grade and the subsequent distribution of Corresponding Shares (defined below) of Investment Grade to the stockholders of Quality Bond in exchange for their shares of common stock, par value $.10 per share, of Quality Bond, in liquidation of Quality Bond, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Investment Grade will be distributed to Quality Bond stockholders as follows: each holder of Quality Bond shares will be entitled to receive the same class of shares of Investment Grade (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as he or she held in Quality Bond immediately prior to the Reorganization. The same or lower distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Quality Bond immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Investment Grade to be received by each stockholder of Quality Bond will equal the aggregate net asset value of the Quality Bond shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Investment Grade shall acquire substantially all of Quality Bond’s assets and assume substantially all of Quality Bond’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Directors of Asset Program shall take such action necessary to terminate Quality Bond as a series of Asset Program in accordance with the laws of the State of Maryland.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Corporation hereby agrees as follows:

1. Representations and Warranties of Corporate Bond.

Corporate Bond represents and warrants to, and agrees with, Asset Program that:

(a) Corporate Bond is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Corporate Bond has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Corporate Bond is duly registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company (File No. 811-02857), and such registration has not been revoked or rescinded and is in full force and effect. Investment Grade has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

I-1

 (c) An unaudited statement of assets and liabilities of Investment Grade and an unaudited schedule of investments of Investment Grade, each as of the Valuation Time (defined below), will be furnished to Asset Program at or prior to the Exchange Date for the purpose of determining the number of shares of Investment Grade to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Corporate Bond and Investment Grade as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(d) Asset Program has been furnished with Corporate Bond’s Annual Report to Stockholders for the year ended September 30, 1999 and the Semi-Annual Report to Stockholders for the six months ended March 31, 2000 and the financial statements appearing therein fairly present the financial position of Corporate Bond and Investment Grade as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) Asset Program has been furnished with the prospectus and statement of additional information of Corporate Bond, with respect to Investment Grade, each dated December 27, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Corporate Bond has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Corporate Bond, threatened against it or Investment Grade which assert liability on the part of Corporate Bond or Investment Grade or which materially affect its financial condition or its ability to consummate the Reorganization. Neither Corporate Bond nor Investment Grade is charged with nor, to the best of Corporate Bond’s knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Corporate Bond is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding relating to Investment Grade to which Corporate Bond is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Asset Program prior to the Valuation Time.

(j) Investment Grade has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Corporate Bond will advise Asset Program in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Investment Grade.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Corporate Bond of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Corporate Bond on Form N-14 relating to the shares of Investment Grade to be issued pursuant to this Agreement which includes the proxy statement of Asset Program and the prospectus of Corporate Bond relating to Investment Grade with respect to the transaction contemplated herein,

I-2

and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Investment Grade (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Corporate Bond for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Corporate Bond is authorized to issue 3,650,000,000 shares of common stock, par value $.10 per share, of which 700,000,000 have been designated to Investment Grade as follows: Class A and Class B each consist of 250,000,000 shares, and Class C and Class D each consist of 100,000,000 shares; each outstanding share is fully paid and non-assessable and has full voting rights.

(n) Investment Grade shares to be issued to Quality Bond pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Investment Grade will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, Investment Grade shares to be transferred to Quality Bond for distribution to the stockholders of Quality Bond on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Quality Bond presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, Corporate Bond and Investment Grade will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Investment Grade to Quality Bond.

2. Representations and Warranties of Asset Program.

Asset Program represents and warrants to, and agrees with, Corporate Bond that:

(a) Asset Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset Program has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Asset Program is duly registered under the 1940 Act as a diversified, open-end management investment company (File No.811-7177), and such registration has not been revoked or rescinded and is in full force and effect. Quality Bond has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Reorganization.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Quality Bond shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Investment Grade, and (ii) all other assets owned by Quality Bond or liabilities incurred as of the Valuation Time.

(d) Asset Program has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

I-3

 (e) An unaudited statement of assets and liabilities of Quality Bond and an unaudited schedule of investments of Quality Bond, each as of the Valuation Time, will be furnished to Corporate Bond at or prior to the Exchange Date for the purpose of determining the number of shares of Investment Grade to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Quality Bond as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) Corporate Bond has been furnished with Asset Program’s Annual Report to Shareholders for the year ended January 31, 2000 and Semi-Annual Report to Shareholders for the six-month period ended July 31, 2000, and the financial statements appearing therein fairly present the financial position of Asset Program and Quality Bond as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) Corporate Bond has been furnished with the prospectus and statement of additional information of Asset Program, with respect to Quality Bond, each dated May 30, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Program, threatened against it or Quality Bond which assert liability on the part of Asset Program or Quality Bond or which materially affect its financial condition or its ability to consummate the Reorganization. Neither Asset Program nor Quality Bond is charged with or, to the best of Asset Program’s knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding relating to Quality Bond to which Asset Program is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Corporate Bond prior to the Valuation Time.

(j) Asset Program is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(k) Quality Bond has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since its most recent annual or semi-annual report to shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Program will advise Corporate Bond in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Quality Bond.

(l) Asset Program, on behalf of Quality Bond, has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and, on behalf of Quality Bond, has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Program relating to Quality Bond have been adequately provided for on its books, and no tax deficiency or liability of Asset Program relating to Quality Bond has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, Asset Program will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Asset Program will have good and marketable title to all of the Investments, and Corporate Bond will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

I-4

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Program of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Quality Bond (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Asset Program for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) Asset Program is authorized to issue 200,000,000 shares of common stock, par value $.10 per share, of which 25,000,000 have been designated to Quality Bond as follows: 6,250,000 Class A shares, 6,250,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

(q) The books and records of Asset Program, with respect to Quality Bond, made available to Corporate Bond and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Quality Bond.

(r) Quality Bond will not sell or otherwise dispose of any of the shares of Investment Grade to be received in the Reorganization, except in distribution to the stockholders of Quality Bond.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Quality Bond, and to the other terms and conditions contained herein, Quality Bond agrees to convey, transfer and deliver to Investment Grade and Investment Grade agrees to acquire from Quality Bond, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Quality Bond, and assume substantially all of the liabilities of Quality Bond, in exchange solely for that number of shares of Investment Grade provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Quality Bond will distribute all shares of Investment Grade received by it to its stockholders in exchange for their corresponding Quality Bond shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Investment Grade in the amounts due the stockholders of Quality Bond based on their respective holdings in Quality Bond as of the Valuation Time.

(b) Quality Bond will pay or cause to be paid to Investment Grade any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Quality Bond hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern time, on January 19, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Investment Grade will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Quality Bond, except that recourse for such liabilities will be limited to the net assets of Quality Bond acquired by Investment Grade. The known liabilities of Quality Bond as of the Valuation Time shall be confirmed in writing to Investment Grade by Quality Bond pursuant to Section 2(k) of this Agreement.

(e) Corporate Bond and Asset Program will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Quality Bond to Investment Grade.

(f) As promptly as practicable, Quality Bond shall be terminated by Asset Program as a series of Asset Program by such action necessary in accordance with the laws of the State of Maryland.

I-5

4. Issuance and Valuation of Shares of Investment Grade in the Reorganization.

Full shares of Investment Grade, and to the extent necessary, fractional shares of Investment Grade, of an aggregate net asset value equal to the net asset value of the assets of Quality Bond acquired, determined as hereinafter provided, reduced by the amount of liabilities of Quality Bond assumed by Investment Grade, shall be issued by Investment Grade in exchange for such assets of Quality Bond. The net asset value of Quality Bond and Investment Grade shall be determined in accordance with the procedures described in the prospectus of Investment Grade in effect as of the Valuation Time. Such valuation and determination shall be made by Investment Grade in cooperation with Quality Bond. Investment Grade shall issue its Class A, Class B, Class C and Class D shares to Quality Bond in certificates or share deposit receipts (one in respect of each class) registered in the name of Quality Bond. Quality Bond shall distribute Corresponding Shares of Investment Grade to its stockholders by redelivering such certificates to Financial Data Services, Inc.

5. Payment of Expenses.

 (a) Each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business. The expenses of the Reorganization that are directly attributable to Quality Bond and the conduct of its business will be deducted from the assets of Quality Bond as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilize in connection with the special meeting of stockholders and the solicitation of proxies to be voted at that meeting. The expenses attibutable to Investment Grade include the costs of printing sufficient copies of its Prospectus, Annual Report and Semi-Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization including the cost of preparing and filing a ruling request with the Internal Revenue Service, preparation of this Agreement, legal and accounting fees, filing fees and Transfer Agent fees will be borne equally by the Portfolios.

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Portfolios according to the net asset value of the shares of each Portfolio on the date of the stockholder meeting referred to in Section 6(a) of this Agreement.

(c) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Corporate Bond and Asset Program.

(a) Asset Program agrees to call a special meeting of the stockholders of Quality Bond to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Quality Bond issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

(b) Corporate Bond and Asset Program each covenants to operate the business of Investment Grade and Quality Bond, respectively, as presently conducted between the date hereof and the Exchange Date.

(c) Asset Program agrees that following the consummation of the Reorganization, it will terminate Quality Bond as a series of Asset Program in accordance with the laws of the State of Maryland and any other applicable law, it will not cause Quality Bond to make any distributions of any Investment Grade shares other than to the stockholders of Quality Bond and without first paying or adequately providing for the payment of all of Quality Bond’s liabilities not assumed by Investment Grade, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its termination.

(d) Corporate Bond will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Corporate Bond and Asset Program agree to cooperate fully with each other, and each will furnish to the other the information, relating to itself and to Investment Grade and Quality Bond, respectively, to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) Investment Grade has no plan or intention to sell or otherwise dispose of the assets of Quality Bond to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

I-6

(f) Asset Program and Corporate Bond each agrees that by the Exchange Date all of its Federal and other tax returns and reports, on behalf of Investment Grade and Quality Bond, respectively, required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Corporations agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Corporate Bond agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Asset Program with respect to Quality Bond for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Asset Program shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Asset Program with respect to Quality Bond’s final taxable year ending with its termination as a series of Asset Program and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Asset Program (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Asset Program to the extent such expenses have been accrued by Quality Bond in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Investment Managers, L.P. (“MLIM”) at the time such tax returns and Forms 1099 are prepared.

(g) Asset Program agrees to mail to Quality Bond’s stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h) Following the consummation of the Reorganization, Investment Grade expects to stay in existence and continue its business as a series of Corporate Bond, and Corporate Bond expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

7. Exchange Date.

(a) Delivery of the assets of Quality Bond to be transferred, together with any other Investments, and the Investment Grade shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Asset Program and Corporate Bond, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Asset Program shall cause such Investments to be transferred to Corporate Bond’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b) Asset Program will deliver to Corporate Bond on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Corporate Bond hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Asset Program shall deliver to Corporate Bond a list of the names and addresses of all of the stockholders of record of Quality Bond on the Exchange Date and the number of shares of Quality Bond owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for Quality Bond or by the President of Asset Program.

8. Asset Program Conditions.

The obligations of Asset Program, on behalf of Quality Bond, hereunder shall be subject to the following conditions:

I-7

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Asset Program and by the affirmative vote of the holders of a majority of the shares of Quality Bond, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Corporate Bond; and that Corporate Bond shall have delivered to Asset Program a copy of the resolution approving this Agreement adopted by Corporate Bond’s Board of Directors, certified by the Secretary of Corporate Bond.

(b) That Corporate Bond shall have furnished to Asset Program a statement of Investment Grade’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Corporate Bond’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Corporate Bond’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Corporate Bond since the date of Corporate Bond’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Corporate Bond shall have furnished to Asset Program a certificate signed by Corporate Bond’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Corporate Bond made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Corporate Bond has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Asset Program shall have received an opinion of Brown & Wood LLP, as Maryland counsel to Corporate Bond, as to Maryland law in form satisfactory to Asset Program and dated the Exchange Date, to the effect that (i) Corporate Bond is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Investment Grade to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Investment Grade, and no stockholder of Investment Grade has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Corporate Bond or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Corporate Bond, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement by Corporate Bond does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel to which Corporate Bond is a party or by which Corporate Bond is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization, or Maryland law; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by Corporate Bond of the Reorganization, except such as have been obtained under Maryland law; and (v) such opinion is solely for the benefit of Asset Program and their Directors and Officers. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Corporate Bond with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of Corporate Bond.

(f) That Asset Program shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to Corporate Bond, in form satisfactory to Asset Program and dated the Exchange Date, to the effect that (i) the Corresponding Shares of Investment Grade to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Investment Grade, and no stockholder of Investment Grade has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Corporate Bond or, to the best of such counsel’s knowledge, otherwise); (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any

I-8

United States federal court or governmental authority is required for the consummation by Corporate Bond of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iv) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) Corporate Bond, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where Corporate Bond has so qualified or the failure so to qualify would not have a material adverse effect on Corporate Bond or Investment Grade or their respective stockholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Investment Grade and/or Corporate Bond, the unfavorable outcome of which would materially and adversely affect Investment Grade and/or Corporate Bond; (viii) all corporate actions required to be taken by Corporate Bond to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Corporate Bond; and (ix) such opinion is solely for the benefit of Asset Program and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Corporate Bond contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of Corporate Bond with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Corporate Bond and on the opinion of Brown & Wood LLP as to matters of Maryland law.

(g) That Asset Program, on behalf of Quality Bond, shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Quality Bond to Investment Grade in exchange solely for shares of Investment Grade as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Quality Bond and Investment Grade will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Quality Bond as a result of the asset transfer solely in exchange for Investment Grade shares or on the distribution of the Investment Grade stock to Quality Bond stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Investment Grade on the receipt of assets of Quality Bond in exchange for Investment Grade shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Quality Bond on the receipt of Corresponding Shares of Investment Grade in exchange for their shares of Quality Bond; (v) in accordance with Section 362(b) of the Code, the tax basis of the Quality Bond assets in the hands of Investment Grade will be the same as the tax basis of such assets in the hands of Quality Bond immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Investment Grade received by the stockholders of Quality Bond in the Reorganization will be equal to the tax basis of the shares of Quality Bond surrendered in exchange; (vii) in accordance with Section 1223 of the Code,

I-9

a stockholder’s holding period for the Corresponding Shares of Investment Grade will be determined by including the period for which such stockholder held the shares of Quality Bond exchanged therefor, provided, that such Quality Bond shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Investment Grade’s holding period with respect to the Quality Bond assets transferred will include the period for which such assets were held by Quality Bond; and (ix) the taxable year of Quality Bond will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Investment Grade will succeed to and take into account certain tax attributes of Quality Bond, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Corporate Bond and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Asset Program.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Corporate Bond, be contemplated by the Commission.

(j) That Asset Program, on behalf of Quality Bond, shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Asset Program, to the effect that (i) they are independent public accountants with respect to Corporate Bond within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Investment Grade included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Asset Program and Corporate Bond and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Investment Grade included in the N-14 Registration Statement, and inquiries of certain officials of Corporate Bond responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Asset Program and Corporate Bond and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Investment Grade appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Corporate Bond or from schedules prepared by officials of Corporate Bond having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Corporate Bond or Investment Grade or would prohibit the Reorganization.

(l) That Asset Program shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Asset Program, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Corporate Bond Conditions.

The obligations of Corporate Bond, on behalf of Investment Grade, hereunder shall be subject to the following conditions:

I-10

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Asset Program and by the affirmative vote of the holders of a majority of the shares of Quality Bond issued and outstanding and entitled to vote thereon, voting together as a single class; and that Asset Program shall have delivered to Corporate Bond a copy of the resolution approving this Agreement adopted by Asset Program’s Board of Directors, and a certificate setting forth the vote Quality Bond stockholders obtained, each certified by the Secretary of Asset Program, with respect to Quality Bond.

(b) That Asset Program shall have furnished to Corporate Bond a statement of Quality Bond’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Asset Program’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Asset Program’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Asset Program since the date of Asset Program’s most recent annual or semi-annual report to shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Asset Program shall have furnished to Corporate Bond a certificate signed by Asset Program’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Quality Bond made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Asset Program has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That Asset Program shall have delivered to Corporate Bond a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Asset Program with respect to Quality Bond for the period ended January 31, 2000 (which returns originally were prepared and filed by Asset Program), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Asset Program with respect to Quality Bond for the period covered thereby; and that for the period from February 1, 2000, to and including the Exchange Date and for any taxable year of Asset Program ending upon the termination of Quality Bond as a series of Asset Program, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes with respect to Quality Bond, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 2000, to and including the Exchange Date and for any taxable year of Asset Program ending upon the termination of Quality Bond as a series of Asset Program.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Corporate Bond, on behalf of Investment Grade, shall have received an opinion of Brown & Wood LLP, as counsel to Asset Program, in form and substance satisfactory to Corporate Bond and dated the Exchange Date, to the effect that (i) Asset Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Asset Program, represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel) to which Asset Program is a party or by which Quality Bond is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) Asset Program has the power to sell, assign, transfer and deliver the assets of Quality Bond transferred by it hereunder and, upon consummation of the Reorganization in

I-11

accordance with the terms of this Agreement, Asset Program will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Asset Program of the Reorganization, except such as have been obtained under Maryland law; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Asset Program, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Asset Program or Quality Bond, or their stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Quality Bond and/or Asset Program, the unfavorable outcome of which would materially and adversely affect Quality Bond and/or Asset Program; (xi) all corporate actions required to be taken by Asset Program to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (xii) such opinion is solely for the benefit of Quality Bond and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Asset Program contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Asset Program with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Program.

(g) That Corporate Bond, on behalf of Investment Grade, shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(h) That Corporate Bond, on behalf of Investment Grade, shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Corporate Bond, to the effect that (i) they are independent public accountants with respect to Asset Program within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Asset Program included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Asset Program and Corporate Bond and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Quality Bond included in the N-14 Registration Statement, and inquiries of certain officials of Asset Program responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting

I-12

principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Corporate Bond and Asset Program and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Quality Bond appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Asset Program or from schedules prepared by officials of Asset Program having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the Investments to be transferred to Investment Grade shall not include any assets or liabilities which Investment Grade, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Asset Program, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Asset Program or Quality Bond or would prohibit the Reorganization.

(l) That Corporate Bond shall have received from the Commission such orders or interpretations as Clifford Chance Rogers & Wells LLP, as counsel to Corporate Bond, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by Asset Program and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Corporate Bond.

(n) That prior to the Exchange Date, Quality Bond shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the stockholders of Quality Bond) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Board of Directors of Asset Program and the Board of Directors of Corporate Bond; (ii) by the Board of Directors of Asset Program if any condition of Quality Bond’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Corporate Bond if any condition of Corporate Bond’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Board of Directors of Asset Program and the Board of Directors of Corporate Bond.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Asset Program or Corporate Bond or persons who are their directors, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of Asset Program or the Board of Directors of Corporate Bond, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Board of

I-13

Directors of Asset Program and the Board of Directors of Corporate Bond have delegated to MLIM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Asset Program and Corporate Bond to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Asset Program nor Corporate Bond nor any of their officers, directors, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or agent of Asset Program or Corporate Bond or stockholder of Quality Bond or Investment Grade against any liability to the entity for which that officer, director, agent or stockholder so acts or to its stockholders, to which that officer, director, agent, or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of Asset Program and the Board of Directors of Corporate Bond to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Quality Bond unless such terms and conditions shall result in a change in the method of computing the number of shares of Investment Grade to be issued to Quality Bond in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Quality Bond prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Quality Bond promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Asset Program hereby agrees to indemnify and hold Corporate Bond harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Corporate Bond may incur or sustain by reason of the fact that (i) Corporate Bond shall be required to pay any corporate obligation of Asset Program, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Asset Program which were omitted or not fairly reflected in the financial statements to be delivered to Corporate Bond in connection with the Reorganization; (ii) any representations or warranties made by Asset Program in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Asset Program has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Quality Bond and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Asset Program by Corporate Bond.

(b) Corporate Bond hereby agrees to indemnify and hold Asset Program harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Asset Program may incur or sustain by reason of the fact that (i) any representations or warranties made by Corporate Bond in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Corporate Bond has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Quality Bond and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Corporate Bond by Asset Program.

(c) In the event that any claim is made against Corporate Bond in respect of which indemnity may be sought by Corporate Bond from Asset Program under Section 11(a) of this Agreement, or in the event that any claim is made against Asset Program in respect of which indemnity may be sought by Asset Program from Corporate Bond under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified

I-14

Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Asset Program and Corporate Bond that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Corporate Bond will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH CORPORATE BOND FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Corporate Bond’s transfer agent with respect to such shares. Asset Program will provide Corporate Bond on the Exchange Date with the name of any Quality Bond stockholder who is to the knowledge of Asset Program an affiliate of Asset Program on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Asset Program or Corporate Bond, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation of Corporate Bond and Asset Program are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of Corporate Bond and the Directors of Asset Program.

I-15

SIGNATURES

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE ASSET PROGRAM, INC. ON BEHALF OF THE QUALITY BOND PORTFOLIO

	By:	/s/ DONALD C. BURKE (DONALD C. BURKE, Vice President and Treasurer)

Attest:

By:	/s/ ALLAN J. OSTER (ALLAN J. OSTER, Secretary)

MERRILL LYNCH CORPORATE BOND FUND, INC. ON BEHALF OF THE INVESTMENT GRADE PORTFOLIO

	By:	/s/ DONALD C. BURKE (DONALD C. BURKE, Vice President and Treasurer)

Attest:

By:	/s/ PHILLIP S. GILLESPIE (PHILLIP S. GILLESPIE, Secretary)

I-16

THE QUALITY BOND PORTFOLIO OF THE ASSET PROGRAM, INC.

THE INVESTMENT GRADE PORTFOLIO OF MERRILL LYNCH CORPORATE BOND FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of the Quality Bond Portfolio (“Quality Bond”) of The Asset Program, Inc. (“Asset Program”) and the Investment Grade Portfolio (“Investment Grade”) of Merrill Lynch Corporate Bond Fund, Inc. (“Corporate Bond”) dated October 3, 2000 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Corporate Bond at 1-800-456-4587, ext. 123, or by writing to Corporate Bond at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Corporate Bond is contained in and incorporated by reference to its Statement of Additional Information, dated December 27, 1999 which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Asset Program and Corporate Bond, other material incorporated by reference and other information regarding Asset Program and Corporate Bond.

TABLE OF CONTENTS

General Information	2

Financial Statements	2

The date of this Statement of Additional Information is October 3, 2000.

GENERAL INFORMATION

The stockholders of Quality Bond are being asked to approve the acquisition of substantially all of the assets of Quality Bond, and the assumption of substantially all of the liabilities of Quality Bond, by Investment Grade in exchange solely for an equal aggregate value of shares of Investment Grade (the “Reorganization”). Investment Grade is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Quality Bond to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on November 14, 2000, at 10:00 a.m., Eastern time.

For detailed information about the Reorganization, stockholders of Quality Bond should refer to the Proxy Statement and Prospectus. For further information about Investment Grade, stockholders should refer to Corporate Bond’s Statement of Additional Information, dated December 27, 1999, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of the Reorganization have not been prepared since the net asset value of Quality Bond does not exceed 10% of the net asset value of Investment Grade as of September 30, 2000.

Corporate Bond

Audited financial statements and accompanying notes for the fiscal year ended September 30, 1999, and the independent auditor’s report thereon, dated November 16, 1999, of Corporate Bond are incorporated herein by reference from Corporate Bond’s Annual Report to Stockholders. Unaudited financial statements and accompanying notes for the six months ended March 31, 2000 of Corporate Bond are incorporated herein by reference from Corporate Bond’s Semi-Annual Report to Stockholders.

Asset Program

Audited financial statements and accompanying notes for the fiscal year ended January 31, 2000, and the independent auditor’s report thereon, dated March 15, 2000, of Asset Program are incorporated herein by reference from Asset Program’s Annual Report to Stockholders. Unaudited financial statements and accompanying notes for the six months ended July 31, 2000 of Asset Program are incorporated herein by reference from Asset Program’s Semi-Annual Report to Stockholders.

2

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

C-1

Item 16. Exhibits
Exhibit Numbers			Description

1	(a)	—	Articles of Incorporation (incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 5”).
	(b)	—	Articles of Amendment (incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 13”).
	(c)	—

Articles Supplementary reclassifying shares of Intermediate Term Portfolio Series Common Stock (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A).

2		—	By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A).
3		—	Not applicable.
4		—	Form of Agreement and Plan of Reorganization between the Registrant and The Asset Program, Inc. (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).
5		—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of stockholders of the Registrant.(a)
6	(a)	—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by reference to Exhibit 5 filed with Post-Effective Amendment No. 5).
	(b)	—

Form of Investment Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited (incorporated by reference to Exhibit 5(b) filed with Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A).

7		—

Form of Distribution Agreement between the Registrant and Princeton Funds Distributor, Inc. (now FAM Distributors, Inc.) (the “Distributor”) (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000).

8		—

Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999).

9	(a)	—

Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference to an Exhibit filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 2”).

	(b)	—

Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A).

	(c)		Form of Agreement relating to the use of the “Merrill Lynch” name (incorporated by reference to an Exhibit filed with Post-Effective Amendment No. 2).
10	(a)	—

Form of Amended and Restated Class B Distribution Plan of the Registrant (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000).

	(b)	—

Form of Amended and Restated Class C Distribution Plan of the Registrant (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000).

	(c)	—

Form of Amended and Restated Class D Distribution Plan of the Registrant (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000).

11		—	Opinion and Consent of Clifford Chance Rogers & Wells LLP, counsel to the Registrant.
12		—	Private Letter Ruling from the IRS.*
13		—	Not Applicable.
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for The Asset Program, Inc.
15		—	Not Applicable.

C-2

Exhibit Numbers	Description

16		—	Power of Attorney (included on the signature page of Registrant’s N-14 Registration Statement (File No. 333-44238) filed on August 21, 2000 (the “N-14 Registration Statement”) and incorporated herein by reference).
17	(a)	—	Prospectus dated December 27, 1999, and Statement of Additional Information dated December 27, 1999, of the Registrant (previously filed as an Exhibit to the N-14 Registration Statement).
	(b)	—	Annual Report to Stockholders of the Registrant, as of September 30, 1999 (previously filed as an Exhibit to the N-14 Registration Statement).
	(c)	—	Annual Report to Shareholders of The Asset Program, Inc., as of January 31, 2000 (previously filed as an Exhibit to the N-14 Registration Statement).
	(d)	—	Semi-Annual Report to Stockholders of the Registrant, as of March 31, 2000 (previously filed as an Exhibit to the N-14 Registration Statement).
	(e)	—	Semi-Annual Report to Stockholders of The Asset Program, Inc., as of July 31, 2000.
	(f)	—	Form of Proxy (previously filed as an Exhibit to the N-14 Registration Statement).
	(g)	—

Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000).

*	To be filed by Post-Effective Amendment.
(a)	Reference is made to Article III (Sections 3, 4 and 5), Article V, Article VI (Sections 2, 3, 4 and 5), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b) and 1(c) to the Registration Statement on Form N-1A and Article II, Article III (Sections 1, 2, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XV of the Registrant’s By-Laws filed as Exhibit 2 to the Registration Statement on Form N-1A.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-3

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 3rd day of October, 2000.

MERRILL LYNCH CORPORATE BOND FUND, INC.
(Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	RONALD W. FORBES* (Ronald W. Forbes)	Director

	CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

	CHARLES C. REILLY* (Charles C. Reilly)	Director

	KEVIN A. RYAN* (Kevin A. Ryan)	Director

	ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Director

	RICHARD R. WEST* (Richard R. West)	Director

	ARTHUR ZEIKEL* (Arthur Zeikel)	Director

	EDWARD D. ZINBARG* (Edward D. Zinbarg)	Director

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		October 3, 2000

C-4

EXHIBIT INDEX

Exhibit Number		Description
11	—	Opinion and Consent of Clifford Chance Rogers & Wells LLP, counsel for the Registrant.
14(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b)	—	Consent of Deloitte & Touche LLP, independent auditors for The Asset Program, Inc.
17(e)	—	Semi-Annual Report to Stockholders of The Asset Program, Inc., as of July 31, 2000.